Exhibit 99.3

THIRD QUARTER 2017

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about targets and expectations for various financial and operating metrics. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2016, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Our use of the term “loans” describes all of the products associated with our direct and indirect lending activities. The specific products include loans, retail installment sales contracts, lines of credit, leases, and other financing products. The term “lend” or “originate” refers to our direct origination of loans or our purchase or acquisition of loans.

3Q 2017 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Finance	12
Corporate Finance	13
Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail
Capital	17
Liquidity	18
Net Interest Margin and Deposits	19
Ally Bank Consumer Mortgage HFI Portfolios	20
Earnings Per Share Related Information	21
Adjusted Tangible Book Per Share Related Information	22
Core ROTCE Related Information	23
Adjusted Efficiency Ratio Related Information	24

3Q 2017 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Selected Income Statement Data	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
Net financing revenue (ex. OID) (1)	$1,099	$1,084	$995	$991	$1,011	$15	$88
OID expense (2)	(18)	(17)	(16)	(15)	(15)	(1)	(3)
Net financing revenue (as reported)	1,081	1,067	979	976	996	14	85
Total other revenue	381	388	396	392	388	(7)	(7)
Provision for loan losses	314	269	271	267	258	45	56
Total noninterest expense (3)	753	810	778	721	735	(56)	18

Pre-tax income from continuing operations	395	376	326	380	391	19	4
Income tax expense	115	122	113	134	130	(7)	(15)
Income / (Loss) from discontinued operations, net of tax	2	(2)	1	2	(52)	4	54

Net income available to common	$282	$252	$214	$248	$209	$30	$73

Selected Balance Sheet Data (Period-End)
Total assets	$164,013	$164,345	$162,101	$163,728	$157,397	$(332)	$6,616
Consumer loans	79,092	78,068	76,600	76,843	75,673	1,024	3,419
Commercial loans	39,779	42,460	42,402	42,101	39,286	(2,681)	493
Allowance for loan losses	(1,286)	(1,225)	(1,155)	(1,144)	(1,134)	(61)	(152)
Deposits	90,116	86,183	84,486	79,022	75,744	3,933	14,372
Total equity	13,573	13,473	13,365	13,317	13,630	100	(57)

Common Share Count
Weighted average basic (4)	449,169	457,891	465,961	472,502	482,393	(8,723)	(33,224)
Weighted average diluted (4)	451,078	458,819	466,829	474,505	483,575	(7,741)	(32,497)
Issued shares outstanding (period-end)	443,796	452,292	462,193	467,000	475,470	(8,496)	(31,674)

Per Common Share Data
Earnings per share (basic) (4)	$0.63	$0.55	$0.46	$0.53	$0.43	$0.08	$0.19
Earnings per share (diluted) (4)	0.63	0.55	0.46	0.52	0.43	0.08	0.19
Adjusted earnings per share (5)	0.65	0.58	0.48	0.54	0.56	0.07	0.09
Book value per share	30.6	29.8	28.9	28.5	28.7	0.8	1.9
Tangible book value per share (6)	29.9	29.2	28.3	27.9	28.0	0.8	1.9
Adjusted tangible book value per share (6)	28.2	27.4	26.6	26.2	26.3	0.8	1.9

Select Financial Ratios
Net interest margin (as reported)	2.74%	2.76%	2.60%	2.56%	2.69%
Net interest margin (ex. OID)(7)	2.78%	2.80%	2.64%	2.60%	2.73%
Cost of funds (incl. OID)(7)	2.01%	1.94%	1.94%	1.90%	1.89%
Cost of funds (ex. OID)(7)	1.94%	1.88%	1.87%	1.84%	1.83%
Efficiency Ratio (7)	51.5%	55.7%	56.6%	52.7%	53.1%
Adjusted efficiency ratio (7)(8)	44.9%	43.7%	48.5%	46.4%	45.9%
Return on average assets (9)	0.7%	0.6%	0.5%	0.6%	0.5%
Return on average total equity (9)	8.3%	7.5%	6.4%	7.4%	6.1%
Return on average tangible common equity (7)(9)	8.5%	7.7%	6.6%	7.5%	6.3%
Core ROTCE (10)	10.3%	9.6%	8.2%	9.4%	9.8%

Capital Ratios (11)
Common Equity Tier 1 (CET1) capital ratio	9.7%	9.5%	9.4%	9.4%	9.5%
Tier 1 capital ratio	11.5%	11.2%	11.1%	10.9%	11.1%
Total capital ratio	13.2%	12.8%	12.7%	12.6%	12.8%
Tier 1 leverage ratio	9.5%	9.5%	9.5%	9.5%	9.7%

(1) Represents a non-GAAP financial measure. Excludes core original issue discount expense (OID).

(2) Core original issue discount amortization expense (Core OID) is a non-GAAP financial measure for OID, primarily related to bond exchange OID which excludes international operations and future issuances.

(3) Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(4) Includes shares related to share-based compensation that vested but were not yet issued

(5) Represents a non-GAAP financial measure. For more details refer to page 21

(6) Represents a non-GAAP financial measure. For more details refer to page 22

(7) Represents a non-GAAP financial measure.

(8) Represents a non-GAAP financial measure. For more details refer to page 24

(9) Return metrics are annualized.

(10) Return metrics are annualized. Represents a non-GAAP financial measure. For more details refer to page 23

(11) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital

3Q 2017 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,486	$1,447	$1,368	$1,355	$1,307	$39	$179
Total interest and dividends on investment securities	150	139	126	109	101	11	49
Interest-bearing cash	11	7	5	4	3	4	8
Other earning assets	7	7	8	7	-	-	7
Operating leases	434	488	543	592	649	(54)	(215)

Total financing revenue and other interest income	2,088	2,088	2,050	2,067	2,060	-	28
Interest expense
Interest on deposits	285	250	231	222	212	35	73
Interest on short-term borrowings	34	33	27	18	14	1	20
Interest on long-term debt	416	417	424	434	430	(1)	(14)

Total interest expense	735	700	682	674	656	35	79
Depreciation expense on operating lease assets	272	321	389	417	408	(49)	(136)

Net financing revenue (as reported)	$1,081	$1,067	$979	$976	$996	$14	$85
Other revenue
Servicing fees	11	14	16	15	17	(3)	(6)
Insurance premiums and service revenue earned	252	227	241	241	238	25	14
Gain on mortgage and automotive loans, net	15	36	14	7	-	(21)	15
Loss on extinguishment of debt	(4)	(1)	(1)	(1)	-	(3)	(4)
Other gain on investments, net	23	23	27	39	52	-	(29)
Other income, net of losses	83	89	99	91	81	(5)	3

Total other revenue	381	388	396	392	388	(7)	(7)
Total net revenue	1,462	1,455	1,375	1,368	1,384	7	78
Provision for loan losses	314	269	271	267	258	45	56
Noninterest expense
Compensation and benefits expense	264	265	285	250	248	(1)	16
Insurance losses and loss adjustment expenses	65	125	88	55	69	(60)	(4)
Other operating expenses	424	420	405	416	418	4	6

Total noninterest expense	753	810	778	721	735	(57)	18
Pre-tax income from continuing operations	$395	$376	$326	$380	$391	$19	$4
Income tax expense from continuing operations	115	122	113	134	130	(7)	(15)

Net income from continuing operations	280	254	213	246	261	26	19
Income / (Loss) from discontinued operations, net of tax	2	(2)	1	2	(52)	4	54

Net income	$282	$252	$214	$248	$209	$30	$73

Core Pre-Tax Income Walk
Net financing revenue (ex. OID) (1)	$1,099	$1,084	$995	$991	$1,011	$15	$88
Total other revenue	381	388	396	392	388	(7)	(7)
Provision for loan losses	314	269	271	267	258	45	56
Total noninterest expense	753	810	778	721	735	(57)	18

Core pre-tax income	$413	$393	$342	$395	$406	$20	$7
less: OID amortization expense	18	17	16	15	15	1	3

Pre-tax income from continuing operations	$395	$376	$326	$380	$391	$19	$4

(1) Represents a non-GAAP financial measure. Excludes Core OID

3Q 2017 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
Assets
Cash and cash equivalents
Noninterest-bearing	$810	$1,514	$1,513	$1,547	$1,779	$(704)	$(969)
Interest-bearing	3,614	2,863	2,789	4,387	2,510	751	1,104

Total cash and cash equivalents	4,424	4,377	4,302	5,934	4,289	47	135
Investment securities (1)	24,938	22,953	21,412	19,765	18,350	1,985	6,588
Loans held-for-sale, net	18	17	1	-	56	1	(38)
Finance receivables and loans, net
Finance receivables and loans, net	118,871	120,528	119,002	118,944	114,959	(1,657)	3,912
Allowance for loan losses	(1,286)	(1,225)	(1,155)	(1,144)	(1,134)	(61)	(152)

Total finance receivables and loans, net	117,585	119,303	117,847	117,800	113,825	(1,718)	3,760
Investment in operating leases, net	8,931	9,717	10,461	11,470	12,689	(786)	(3,758)
Premiums receivables and other insurance assets	2,054	2,025	1,944	1,905	1,881	29	173
Other assets	6,063	5,953	6,134	6,854	6,307	110	(244)

Total assets	$164,013	$164,345	$162,101	$163,728	$157,397	$(332)	$6,616

Liabilities
Deposit liabilities
Noninterest-bearing	$129	$107	$102	$84	$101	$22	$28
Interest-bearing	89,987	86,076	84,384	78,938	75,643	3,911	14,344

Total deposit liabilities	90,116	86,183	84,486	79,022	75,744	3,933	14,372
Short-term borrowings	10,175	10,712	8,371	12,673	6,434	(537)	3,741
Long-term debt	45,122	49,145	51,061	54,128	56,836	(4,023)	(11,714)
Interest payable	552	399	382	351	462	153	90
Unearned insurance premiums and service revenue	2,583	2,541	2,514	2,500	2,493	42	90
Accrued expense and other liabilities	1,892	1,892	1,922	1,737	1,798	-	94

Total liabilities	$150,440	$150,872	$148,736	$150,411	$143,767	$(432)	$6,673

Equity
Common stock and paid-in capital (2)	$20,303	$20,478	$20,661	$20,809	$20,960	$(175)	$(657)
Accumulated deficit	(6,533)	(6,760)	(6,975)	(7,151)	(7,361)	227	828
Accumulated other comprehensive (loss) income	(197)	(245)	(321)	(341)	31	48	(228)

Total equity	13,573	13,473	13,365	13,317	13,630	100	(57)

Total liabilities and equity	$164,013	$164,345	$162,101	$163,728	$157,397	$(332)	$6,616

(1) Includes held-to-maturity securities

(2) Includes Treasury stock

3Q 2017 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
Assets
Interest-bearing cash and cash equivalents	$3,148	$2,683	$2,674	$2,556	$2,530	$465	$618
Investment securities	25,111	23,049	21,298	20,143	18,139	2,062	6,972
Loans held-for-sale, net	6	2	-	-	1	4	5
Total finance receivables and loans, net (2)	119,051	119,235	117,974	116,769	113,294	(184)	5,757
Investment in operating leases, net	9,320	10,109	10,931	12,099	13,232	(789)	(3,912)

Total interest earning assets	156,636	155,078	152,877	151,567	147,196	1,558	9,440
Noninterest-bearing cash and cash equivalents	720	968	1,100	1,124	1,369	(248)	(649)
Other assets	7,740	7,727	8,013	8,039	8,764	13	(1,024)
Allowance for loan losses	(1,226)	(1,172)	(1,145)	(1,139)	(1,103)	(54)	(123)

Total assets	$163,870	$162,601	$160,845	$159,591	$156,226	$1,269	$7,644

Liabilities
Interest-bearing deposit liabilities	$88,115	$84,792	$82,160	$76,950	$74,166	$3,323	$13,949
Short-term borrowings	9,137	9,024	8,223	8,353	5,194	113	3,943
Long-term debt (3)	47,965	50,723	52,549	55,916	58,425	(2,758)	(10,460)

Total interest-bearing liabilities (3)	145,217	144,539	142,932	141,219	137,785	678	7,432
Noninterest-bearing deposit liabilities	106	95	93	96	97	11	9
Other liabilities	5,001	4,526	4,383	4,442	4,674	475	327

Total liabilities	$150,324	$149,160	$147,408	$145,757	$142,556	$1,164	$7,768

Equity
Total equity	$13,546	$13,441	$13,437	$13,834	$13,670	$105	$(124)

Total liabilities and equity	$163,870	$162,601	$160,845	$159,591	$156,226	$1,269	$7,644

(1) Average balances are calculated using a combination of monthly and daily average methodologies. Periods prior to 4Q 16 may not tie to previous Financial Supplement disclosures due to the current methodology which includes equity investment security balances within investment securities, previously included within other assets.

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs

(3) QTD: includes Core OID average of $1,206 in 3Q17, $1,224 in 2Q17, $1,240 million in 1Q17, $1,256 million in 4Q16, and $1,272 million 3Q16

3Q 2017 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
Automotive Finance	$300	$347	$288	$298	$319	$(47)	$(19)
Insurance	69	(21)	40	69	56	90	13

Dealer Financial Services	369	326	328	367	375	43	(6)
Mortgage Finance	2	7	9	15	8	(5)	(6)
Corporate Finance	22	35	25	31	15	(13)	7
Corporate and Other (1)	2	8	(36)	(33)	(7)	(6)	9

Pre-tax income from continuing operations	$395	$376	$326	$380	$391	$19	$4
OID amortization expense (2)	18	17	16	15	15	1	3

Core pre-tax income (3)	$413	$393	$342	$395	$406	$20	$7

(1) Corporate and Other primarily consists of activity related to centralized corporate treasury activities such as management of the cash and corporate investment securities and loan portfolios, short- and long-term debt, retail and brokered deposit liabilities, derivative instruments, the amortization of the discount associated with new debt issuances and bond exchanges, and the residual impacts of our corporate FTP and treasury ALM activities. Corporate and Other also includes certain equity investments, the management of our legacy mortgage portfolio, and reclassifications and eliminations between the reportable operating segments. Subsequent to June 1, 2016, Ally Invest activity included within the Corporate & Other segment.

(2) Core OID amortization expense and repositioning items for all periods shown is applied to the pre-tax income of the Corporate and Other segment.

(3) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) core original issue discount (OID) amortization expense and (2) repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

3Q 2017 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
Net financing revenue
Consumer	$987	$962	$924	$933	$911	$25	$76
Commercial	341	325	304	287	267	16	74
Operating leases	434	488	543	592	649	(54)	(215)
Other interest income	2	1	2	3	3	1	(1)

Total financing revenue and other interest income	1,764	1,776	1,773	1,815	1,830	(12)	(66)
Interest expense	542	523	492	491	489	19	53
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	324	353	385	427	470	(30)	(146)
Remarketing gains (losses)	51	32	(3)	10	62	19	(53)

Total depreciation expense on operating lease assets	272	321	389	417	408	(49)	(136)

Net financing revenue	950	932	892	907	933	18	17
Other revenue
Servicing fees	11	14	16	15	17	(3)	(6)
Gain/(loss) on automotive loans, net	14	35	24	7	-	(21)	14
Other income	57	58	61	56	58	(2)	(1)

Total other revenue	82	107	101	78	74	(25)	8

Total net revenue	1,032	1,039	993	985	1,007	(7)	25
Provision for loan losses	312	266	268	275	270	46	42
Noninterest expense
Compensation and benefits	124	125	129	118	119	(1)	5
Other operating expenses	296	301	308	294	299	(5)	(3)

Total noninterest expense	420	426	437	412	418	(6)	2

Income before income tax expense	$300	$347	$288	$298	$319	$(47)	$(19)

Memo: Net lease revenue
Operating lease revenue	$434	$488	$543	$592	$649	$(54)	$(215)
Depreciation expense on operating lease assets (ex. remarketing)	324	353	385	427	470	(30)	(146)
Remarketing gains (losses)	51	32	(3)	10	62	19	(11)

Total depreciation expense on operating lease assets	272	321	389	417	408	(49)	(136)

Net lease revenue	$162	$167	$154	$175	$241	$(5)	$(79)

Balance Sheet (Period-End)
Cash, trading and investment securities	$23	$23	$30	$30	$30	$-	$(7)
Finance receivables and loans, net:
Consumer loans	67,053	66,746	65,629	65,750	64,750	307	2,303
Commercial loans (1)	36,005	38,840	38,903	38,853	36,043	(2,835)	(38)
Allowance for loan losses	(1,134)	(1,066)	(999)	(989)	(969)	(68)	(165)

Total finance receivables and loans, net	101,924	104,520	103,533	103,614	99,824	(2,596)	2,100
Investment in operating leases, net	8,931	9,717	10,461	11,470	12,689	(786)	(3,758)
Other assets	1,263	1,187	1,130	1,233	1,126	76	137

Total assets	$112,141	$115,447	$115,154	$116,347	$113,669	$(3,306)	$(1,528)

(1) Includes intercompany

3Q 2017 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.

	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$1.5	$1.3	$1.5	$1.9	$2.0	$0.2	$(0.5)
Retail standard - new vehicle Chrysler	0.9	1.0	1.0	1.1	1.2	(0.0)	(0.3)
Retail standard - new vehicle Growth	1.1	1.2	1.2	1.2	1.3	(0.1)	(0.1)
Used vehicle	3.6	4.0	4.2	3.4	3.8	(0.4)	(0.1)
Lease	0.9	1.1	0.9	0.7	1.0	(0.2)	(0.1)
Retail subvented	0.0	0.0	0.0	0.0	0.1	(0.0)	(0.1)

Total originations	$8.1	$8.6	$8.9	$8.2	$9.3	$(0.5)	$(1.2)

U.S. Consumer Originations - FICO Score
Super Prime (CB 740+)	$2.1	$2.1	$2.2	$2.2	$2.3	$0.0	$(0.2)
Prime (CB 739-660)	2.9	3.0	3.1	2.9	3.4	(0.1)	(0.5)
Prime/Near (CB 659-620)	1.9	2.0	2.1	1.9	2.2	(0.1)	(0.3)
Non Prime (CB 619-540)	0.7	0.9	0.8	0.7	0.9	(0.1)	(0.2)
Sub Prime (CB 539-0)	0.1	0.1	0.1	0.1	0.1	(0.0)	(0.0)
Unscored (2)	0.5	0.5	0.5	0.5	0.5	(0.0)	(0.0)

Total originations	$8.1	$8.6	$8.9	$8.2	$9.3	$(0.5)	$(1.2)

U.S. Market
Light vehicle sales (SAAR - units in millions)	17.1	16.8	17.1	17.8	17.5	0.3	(0.5)
Light vehicle sales (quarterly - units in millions)	4.4	4.4	4.0	4.4	4.5	0.0	(0.1)
GM market share	17.8%	16.5%	17.2%	18.8%	17.4%
Chrysler market share	11.6%	12.7%	12.7%	12.0%	12.8%

U.S. Consumer Penetration
GM	7.0%	6.2%	7.4%	8.5%	8.8%
Chrysler	13.1%	13.8%	13.4%	14.0%	14.8%

U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings, net	$30.0	$32.9	$33.2	$33.3	$30.7	$(2.8)	$(0.6)
Dealer loans and other	6.0	6.0	5.8	5.5	5.4	(0.0)	0.6

Total Commercial outstandings	$36.0	$38.8	$38.9	$38.9	$36.0	$(2.8)	$0.0

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - On-balance sheet (# in units)	64,461	71,667	77,761	71,737	80,999	(7,206)	(16,538)
Average (loss) / gain per vehicle	$791	$453	$(45)	$135	$767	$338	$24
Total (loss) / gains ($ in millions)	$51	$32	$(3)	$10	$62	$19	$(11)

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Unscored are primarily Commercial Services Group (“CSG”)

3Q 2017 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement (GAAP View)	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
Net financing revenue
Interest and dividends on investment securities	$26	$25	$25	$26	$24	$1	$2
Interest bearing cash	2	2	1	2	2	-	-

Total financing revenue and other interest revenue	28	27	26	28	26	1	2
Interest expense	13	13	11	11	12	-	1

Net financing revenue	15	14	15	17	14	1	1
Other revenue
Insurance premiums and service revenue earned	252	227	241	241	238	25	14
Other gain/(loss) on investments, net	19	15	21	17	24	4	(5)
Other income, net of losses	1	3	2	1	2	(2)	(1)

Total other revenue	272	245	264	259	264	27	8

Total net revenue	287	259	279	276	278	28	9
Noninterest expense
Compensation and benefits expense	17	18	19	17	16	(1)	1
Insurance losses and loss adjustment expenses	65	125	88	55	69	(60)	(4)
Other operating expenses	136	137	132	135	137	(1)	(1)

Total noninterest expense	218	280	239	207	222	(62)	(4)

Income (Loss) before income tax expense	$69	$(21)	$40	$69	$56	$90	$13

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$252	$227	$241	$241	$238	$25	$14
Investment income	32	27	35	32	36	5	(4)
Other income	3	5	3	3	4	(2)	(1)

Total insurance premiums and other income	287	259	279	276	278	28	9
Expense
Insurance losses and loss adjustment expenses	65	125	88	55	69	(60)	(4)
Acquisition and underwriting expenses
Compensation and benefit expense	17	18	19	17	16	(1)	1
Insurance commission expense	106	104	99	98	99	3	7
Other expense	30	33	33	37	38	(3)	(8)

Total acquisition and underwriting expense	153	155	151	152	153	(2)	-
Total expense	218	280	239	207	222	(62)	(4)

Income (Loss) before income tax expense	$69	$(21)	$40	$69	$56	$90	$13

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,136	$5,033	$5,048	$5,033	$5,155	$103	$(19)
Premiums receivable and other insurance assets	2,069	2,041	1,959	1,920	1,894	28	175
Other assets	227	234	223	219	210	(7)	17

Total assets	$7,432	$7,308	$7,230	$7,172	$7,259	$124	$173

Key Statistics
Total written premiums and revenue (3)	$272	$220	$240	$237	$252	$52	$20

Loss ratio (1)	25.7%	54.6%	35.9%	22.6%	28.8%
Underwriting expense ratio (2)	60.3%	67.5%	62.2%	62.7%	63.8%

Combined ratio	86.0%	122.1%	98.1%	85.3%	92.5%

(1) Loss Ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

(2) Underwriting Expense Ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

(3) Written premiums: 2Q17 and 3Q17 net of ceded premium for the reinsurance policy.

3Q 2017 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
Net financing revenue
Total financing revenue and other interest income	$78	$72	$71	$65	$64	$6	$14
Interest expense	46	40	37	39	39	6	7

Net financing revenue	32	32	34	26	25	-	7
Gain on mortgage loans, net	1	1	-	-	-	-	1
Other income, net of losses	1	-	-	-	-	1	1

Total other revenue	2	1	-	-	-	1	2

Total net revenue	34	33	34	26	25	1	9
Provision for loan losses	4	1	1	(8)	1	3	3
Noninterest expense
Compensation and benefits expense	6	5	5	3	4	1	2
Other operating expense	22	20	19	16	12	2	10

Total noninterest expense	28	25	24	19	16	3	12

Income before income tax expense	$2	$7	$9	$15	$8	$(5)	$(6)

Balance Sheet (Period-End)
Finance receivables and loans, net:
Consumer loans	$9,760	$8,866	$8,331	$8,294	$7,931	$894	$1,829
Allowance for loan losses	(16)	(12)	(11)	(11)	(19)	(4)	3

Total finance receivables and loans, net	9,744	8,854	8,320	8,283	7,912	890	1,832
Loans held-for-sale	9	3	1	-	-	6	9
Other assets	51	45	41	24	21	6	30

Total assets	$9,804	$8,902	$8,362	$8,307	$7,933	$902	$1,871

3Q 2017 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
Net financing revenue
Total financing revenue and other interest income	$62	$70	$54	$54	$48	$(8)	$14
Interest expense	23	22	20	20	18	1	5

Net financing revenue	39	48	34	34	30	(9)	9
Other income, net of losses	5	10	18	12	4	(5)	1

Total net revenue	44	58	52	46	34	(14)	10
Provision for loan losses	3	6	6	(2)	3	(3)	-
Noninterest expense
Compensation and benefits expense	12	10	14	9	9	2	3
Other operating expense	7	7	7	8	7	-	-

Total noninterest expense	19	17	21	17	16	2	3

Income before income tax expense	$22	$35	$25	$31	$15	$(13)	$7

Balance Sheet (Period-End)
Loans held for sale	$9	$14	$-	$-	$56	$(5)	$(47)
Commercial loans (1)	3,703	3,553	3,432	3,180	3,182	150	521
Allowance for loan losses	(69)	(75)	(68)	(62)	(62)	6	(7)

Total finance receivables and loans, net	3,634	3,478	3,364	3,118	3,120	156	514
Other assets	56	60	74	65	56	(4)	-

Total assets	$3,699	$3,552	$3,438	$3,183	$3,232	$147	$467

(1) Includes intercompany loan activity

3Q 2017 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
Net financing revenue
Total financing revenue and other interest income	$156	$143	$126	$105	$92	$13	$64
Interest expense
original issue discount amortization	18	17	16	15	15	1	3
Other interest expense	93	85	106	98	83	8	10

Total interest expense	111	102	122	113	98	9	13

Net financing revenue (deficit)	45	41	4	(8)	(6)	4	51
Other revenue
Loss on extinguishment of debt	(4)	(1)	(1)	(1)	-	(3)	(4)
Other gain on investments, net	4	8	6	23	28	(4)	(24)
Other income, net of losses (1)	20	18	8	21	18	2	2

Total other (loss) revenue	20	25	13	43	46	(5)	(26)

Total net revenue (deficit)	65	66	17	35	40	(1)	25
Provision for loan losses	(5)	(4)	(4)	2	(16)	(1)	11
Noninterest expense
Compensation and benefits expense	105	107	118	103	100	(2)	5
Other operating expense (2)	(37)	(45)	(61)	(37)	(37)	8	-

Total noninterest expense	68	62	57	66	63	6	5

Income / (Loss) from cont. ops before income tax expense	$2	$8	$(36)	$(33)	$(7)	$(6)	$9

Balance Sheet (Period-End)
Cash, trading and investment securities	$24,203	$22,274	$20,636	$20,636	$17,454	$1,929	$6,749
Finance receivables and loans, net
Consumer loans	2,279	2,456	2,640	2,799	2,992	(177)	(713)
Commercial loans (3)	71	67	67	68	61	4	10
Allowance for loan losses	(67)	(72)	(77)	(82)	(84)	5	17

Total finance receivables and loans, net	2,283	2,451	2,630	2,785	2,969	(168)	(686)
Other assets	4,451	4,411	4,651	5,298	4,881	40	(430)

Total assets	$30,937	$29,136	$27,917	$28,719	$25,304	$1,801	$5,633

Core OID Amortization Schedule (4)	2017	2018	2019	2020	2021 and After
Remaining OID Amortization (as of 9/30/2017)	$19	$86	$27	$31	Avg = $52/yr

(1) Includes gain/(loss) on mortgage and automotive loans

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $194 million for 3Q17, $200 million for 2Q17, $212 million for 1Q17, $193 million for 4Q16, and $190 million for 3Q16 . The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) Includes intercompany

(4) Primarily represents bond exchange Core OID amortization expense used for calculating core pre-tax income

3Q 2017 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
Ending loan balance	$118,871	$120,528	$119,002	$118,944	$114,959	$(1,657)	$3,912
30+ Accruing DPD	$2,167	$1,879	$1,612	$2,246	$1,934	$288	$233
30+ Accruing DPD %	1.82%	1.56%	1.35%	1.89%	1.68%
Non-performing loans (NPLs)	$807	$783	$798	$819	$753	$24	$54
Net charge-offs (NCOs)	$253	$199	$253	$257	$213	$54	$40
Net charge-off rate (2)	0.85%	0.66%	0.86%	0.88%	0.75%

Provision for loan losses	$314	$269	$271	$267	$258	$44	$56
Allowance for loan losses (ALLL)	$1,286	$1,225	$1,155	$1,144	$1,134	$61	$152

ALLL as % of Loans (3) (4)	1.1%	1.0%	1.0%	1.0%	1.0%
ALLL as % of NPLs (3)	159%	156%	145%	140%	150%
ALLL as % of NCOs (3)	127%	154%	114%	111%	133%

US Auto Delinquencies - HFI Retail Contract $’s (5)
Delinquent contract $	$2,043	$1,811	$1,552	$2,160	$1,823	$233	$220
% of retail contract $ outstanding	3.05%	2.71%	2.36%	3.28%	2.81%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $’s
Net charge-offs	$242	$199	$251	$255	$219	$44	$23
% of avg. HFI assets (2)	1.45%	1.20%	1.54%	1.56%	1.37%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $’s
Net charge-offs	$1	$0	$0	$1	$0	$1	$1
% of avg. HFI assets (2)	0.01%	0.00%	0.00%	0.01%	0.00%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4) Excludes fair value adjustment $24 million in 3Q17, $28 million in 2Q17, $34 million in 1Q17, $43 million in 4Q16 and $66 million in 3Q16.

(5) Dollar amount of accruing contracts greater than 30 days past due

Note: May not foot due to rounding.

3Q 2017 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS

Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.
Consumer	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
Allowance for loan losses	$1,074	$1,002	$941	$932	$912	$72	$162
Total consumer loans (2)	$67,077	$66,774	$65,663	$65,793	$64,816	$302	$2,261
Coverage ratio (3)	1.6%	1.5%	1.4%	1.4%	1.4%

Commercial
Allowance for loan losses	$60	$64	$58	$57	$57	$(3)	$3
Total commercial loans	$36,005	$38,840	$38,903	$38,853	$36,036	$(2,835)	$(31)
Coverage ratio	0.2%	0.2%	0.1%	0.1%	0.2%

Mortgage (1)
Consumer
Mortgage Finance
Allowance for loan losses	$16	$12	$11	$11	$19	$4	$(3)
Total consumer loans	$9,760	$8,866	$8,331	$8,294	$7,931	$894	$1,829
Coverage ratio	0.2%	0.1%	0.1%	0.1%	0.2%

Mortgage - Legacy
Allowance for loan losses	$65	$71	$75	$80	$81	$(5)	$(16)
Total consumer loans	$2,255	$2,428	$2,606	$2,756	$2,926	$(173)	$(671)
Coverage ratio	2.9%	2.9%	2.9%	2.9%	2.8%

Total Mortgage
Allowance for loan losses	$81	$83	$86	$91	$100	$(2)	$(19)
Total consumer loans	$12,015	$11,294	$10,937	$11,050	$10,857	$721	$1,158
Coverage ratio	0.7%	0.7%	0.8%	0.8%	0.9%

Corporate Finance (1)
Allowance for loan losses	$69	$75	$68	$62	$62	$(6)	$7
Total commercial loans	$3,703	$3,553	$3,432	$3,180	$3,182	$150	$522
Coverage ratio	1.9%	2.1%	2.0%	2.0%	2.0%

Corporate and Other (1)
Allowance for loan losses	$2	$1	$2	$2	$3	$1	$(1)
Total commercial loans	$71	$67	$67	$68	$68	$5	$3
Coverage ratio	2.2%	1.3%	2.6%	2.6%	3.7%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes $24 million of fair value adjustment for loans in hedge accounting relationships in 3Q17, $28 million in 2Q17, $34 million in 1Q17, $43 million in 4Q16 and $66 million in 3Q16.

(3) Excludes $24 million of fair value adjustment for loans in hedge accounting relationships in 3Q17, $28 million in 2Q17, $34 million in 1Q17, $43 million in 4Q16 and $66 million in 3Q16.

Note: May not foot due to rounding.

3Q 2017 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
	Basel III Transition
Capital (1)	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
Risk-weighted assets	$135.6	$137.9	$137.4	$138.5	$135.5	$(2.3)	$0.1

Common Equity Tier 1 (CET1) capital ratio (2)	9.7%	9.5%	9.4%	9.4%	9.5%
Tier 1 capital ratio	11.5%	11.2%	11.1%	10.9%	11.1%
Total capital ratio	13.2%	12.8%	12.7%	12.6%	12.8%

Tangible common equity / Tangible assets (3)(4)	8.1%	8.0%	8.1%	8.0%	8.5%
Tangible common equity / Risk-weighted assets (3)	9.8%	9.6%	9.5%	9.4%	9.8%

Shareholders’ equity	$13.6	$13.5	$13.4	$13.3	$13.6	$0.1	$-
less: Disallowed DTA	(0.3)	(0.4)	(0.5)	(0.4)	(0.4)	0.1	0.1
Certain AOCI items and other adjustments	(0.1)	-	0.1	0.1	(0.3)	(0.1)	0.2

Common Equity Tier 1 capital (2)	$13.2	$13.1	$12.9	$13.0	$12.9	$0.1	$0.3

Common Equity Tier 1 capital	$13.2	$13.1	$12.9	$13.0	$12.9	$0.1	$0.3
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
less: Other adjustments	(0.1)	(0.1)	(0.2)	(0.3)	(0.3)	-	0.2

Tier 1 capital	$15.5	$15.4	$15.2	$15.1	$15.1	$0.1	$0.4

Tier 1 capital	$15.5	$15.4	$15.2	$15.1	$15.1	$0.1	$0.4
add: Qualifying subordinated debt and redeemable preferred stock	1.1	1.1	1.1	1.2	1.2	-	(0.1)
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.2	1.2	1.1	1.1	1.1	-	0.1

Total capital	$17.9	$17.7	$17.5	$17.4	$17.3	$0.2	$0.6

Total shareholders’ equity	$13.6	$13.5	$13.4	$13.3	$13.6	$0.1	$-
Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	-

Tangible common equity (3)	$13.3	$13.2	$13.1	$13.0	$13.3	$0.1	$-

Total assets	$164.0	$164.3	$162.1	$163.7	$157.4	$(0.3)	$6.6
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	-

Tangible assets (4)	$163.7	$164.1	$161.8	$163.4	$157.1	$(0.4)	$6.6

Regulatory Capital - Basel III transition to fully phased-in
Numerator
Common equity tier 1 capital (transition)	$13.2	$13.1	$12.9	$13.0	$12.9
DTAs arising from NOL and tax credit carryforwards phased-in during transition	(0.1)	(0.1)	(0.1)	(0.3)	(0.3)
Intangibles phased-in during transition	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)

Common equity tier 1 capital (fully phased-in)	$13.1	$13.0	$12.8	$12.7	$12.6

Denominator
Risk-weighted assets (transition)	$135.6	$137.9	$137.4	$138.5	$135.5
DTAs arising from temporary differences that could not be realized through NOL , net of VA and net of DTLs phased-in during transition	0.4	0.4	0.4	0.5	0.5
Intangibles phased in during transition	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)

Risk-weighted assets (fully phased-in)	$136.0	$138.4	$137.9	$139.0	$136.0

Metric
Common equity tier 1 (transition)	9.7%	9.5%	9.4%	9.4%	9.5%
Common equity tier 1 (fully phased-in) (2)	9.6%	9.4%	9.3%	9.1%	9.3%

Note: Numbers may not foot due to rounding

(1) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital

(2) Common Equity Tier 1 capital (“CET1”) fully phased-in: Under the Basel III regulatory framework as adopted in the United States, banking organizations like the company are required to comply with a minimum ratio of common equity tier 1 capital to risk-weighted assets (CET1 Capital Ratio). Common equity tier 1 capital generally consists of common stock (plus any related surplus and net of any treasury stock), retained earnings, accumulated other comprehensive income, and minority interests in the common equity of consolidated subsidiaries, subject to specified conditions and adjustments. The obligation to comply with the minimum CET1 Capital Ratio is subject to ongoing transition periods and other provisions under Basel III. Management believes that both the transitional CET1 Capital Ratio and the fully phased-in CET1 Capital Ratio are helpful to readers in evaluating the company’s capital utilization and adequacy in absolute terms and relative to its peers. The fully phased-in CET1 Capital Ratio is a non-GAAP financial measure that is reconciled to the transitional CET1 Capital Ratio above.

(3) Represents a non-GAAP financial measure. We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

(4) Represents a non-GAAP financial measure. We define tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

3Q 2017 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	9/30/2017		6/30/2017		9/30/2016
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents (2)	$1.9	$2.4	$1.7	$2.2	$1.9	$1.9
Highly liquid securities (3)	1.6	10.9	1.6	12.9	1.7	8.2
Current committed unused capacity	2.8	2.3	2.3	0.3	2.8	0.7

Subtotal	$6.3	$15.6	$5.6	$15.4	$6.4	$10.7
Ally Bank intercompany loan (4)	-	-	0.3	(0.3)	0.3	(0.3)

Total Current Available Liquidity	$6.3	$15.6	$5.9	$15.1	$6.7	$10.4

Unsecured Long-Term Debt Maturity Profile	2017	2018	2019	2020	2021	2022 and after
Consolidated remaining maturities (5)	$1.6	$3.6	$1.7	$2.3	$0.6	$8.5

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance’s holding company

(2) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(3) Includes unencumbered UST, Agency debt and Agency MBS

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(5) Excludes Core OID

3Q 2017 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Average Balance Details	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
Retail Auto Loan	$66,909	$65,995	$65,579	$65,209	$64,223	$914	$2,686
Auto Lease (net of dep)	9,320	10,109	10,931	12,099	13,232	(789)	(3,912)
Commercial Auto	36,998	38,634	38,019	37,386	34,905	(1,636)	2,093
Corporate Finance	3,558	3,562	3,394	3,273	3,115	(4)	443
Mortgage	11,521	10,980	10,982	10,901	11,052	541	469
Cash, Securities and Other	28,330	25,798	23,972	22,699	20,669	2,532	7,661

Total Earning Assets	$156,636	$155,078	$152,877	$151,567	$147,196	$1,558	$9,440

Interest Revenue	1,816	1,767	1,661	1,650	1,652	49	164

Unsecured Debt (4)	$19,543	$20,040	$20,957	$21,346	$21,714	$(497)	$(2,171)
Secured Debt	23,060	26,778	28,002	29,788	32,343	(3,718)	(9,283)
Deposits (2)	88,221	84,887	82,253	77,046	74,263	3,334	13,958
Other Borrowings (3)	15,705	14,153	13,053	14,391	10,834	1,552	4,871

Total Funding Sources (1)	$146,529	$145,858	$144,265	$142,571	$139,154	$671	$7,375

Interest Expense	717	683	666	659	641	34	76

Net Financing Revenue (ex. OID)	$1,099	$1,084	$995	$991	$1,011	$15	$88

Net Interest Margin (yield details)
Retail Auto Loan	5.82%	5.80%	5.66%	5.64%	5.58%	0.02%	0.24%
Auto Lease (net of dep)	6.90%	6.63%	5.71%	5.75%	7.25%	0.27%	-0.35%
Commercial Auto	3.66%	3.37%	3.24%	3.05%	3.03%	0.29%	0.63%
Corporate Finance	6.91%	7.99%	6.45%	6.56%	6.39%	-1.08%	0.52%
Mortgage	3.44%	3.47%	3.47%	3.25%	3.24%	-0.03%	0.20%
Cash, Securities and Other	2.37%	2.39%	2.35%	2.10%	2.00%	-0.02%	0.37%

Total Earning Assets	4.60%	4.57%	4.41%	4.33%	4.46%	0.03%	0.14%

Unsecured Debt	5.10%	5.06%	5.07%	4.99%	4.87%	0.04%	0.23%
Secured Debt	2.15%	2.02%	1.94%	1.74%	1.62%	0.13%	0.53%
Deposits	1.28%	1.18%	1.14%	1.15%	1.14%	0.10%	0.14%
Other Borrowings (3)	1.41%	1.28%	1.21%	1.08%	1.14%	0.13%	0.27%

Total Funding Sources (1)	1.94%	1.88%	1.87%	1.84%	1.83%	0.06%	0.11%

NIM (as reported)	2.74%	2.76%	2.60%	2.56%	2.69%	-0.02%	0.05%
NIM (excluding OID) (1)	2.78%	2.80%	2.64%	2.60%	2.73%	-0.02%	0.05%

Key Deposit Statistics
Average retail CD maturity (months)	26.9	29.2	29.8	30.7	31.1	(2.3)	(4.2)
Average retail deposit rate	1.23%	1.12%	1.09%	1.10%	1.10%

Ally Financial Deposits Levels
Ally Bank retail	$74,928	$71,094	$69,971	$66,584	$63,880	$3,834	$11,048
Ally Bank brokered	15,044	14,937	14,327	12,187	11,570	107	3,474
Other	143	152	188	251	294	(8)	(150)

Total deposits	$90,116	$86,183	$84,486	$79,022	$75,744	$3,933	$14,372

Ally Bank Deposit Mix
Retail CD	30.9%	27.4%	26.1%	27.7%	27.9%
MMA/OSA/Checking	52.4%	55.1%	56.7%	56.8%	56.8%
Brokered	16.7%	17.5%	17.2%	15.5%	15.3%

(1) Excludes Core OID

(2) Includes brokered deposits. Includes average noninterest-bearing deposits of $106 million in 3Q17, $95 million in 2Q17, $93 million in 1Q17, $96 million in 4Q16 and $97 million in 3Q16.

(3) Includes Demand Notes, FHLB Borrowings and Repurchase Agreements

(4) Includes private unsecured committed credit facility

3Q 2017 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS

Mortgage Finance HFI Portfolio	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16
Loan Value
Gross carry value	$9.8	$8.9	$8.3	$8.3	$7.9
Net carry value	$9.7	$8.9	$8.3	$8.3	$7.9

Estimated Pool Characteristics
% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%
% Interest only	0.2%	0.2%	0.3%	0.3%	0.3%
% 30+ Day delinquent	0.8%	0.5%	0.5%	0.6%	0.9%
% Low/No documentation	0.0%	0.0%	0.0%	0.0%	0.0%
% Non-primary residence	4.0%	3.9%	3.7%	3.8%	3.4%
Refreshed FICO	772	773	770	772	772
Wtd. Avg. LTV/CLTV (1)	61.2%	60.5%	58.8%	59.7%	60.6%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value
Gross carry value	$2.3	$2.4	$2.6	$2.8	$2.9
Net carry value	$2.2	$2.4	$2.5	$2.7	$2.8

Estimated Pool Characteristics
% Second lien	16.5%	17.1%	17.4%	17.7%	18.1%
% Interest only	0.9%	2.4%	5.0%	6.8%	8.7%
% 30+ Day delinquent	5.3%	4.5%	4.0%	4.4%	4.1%
% Low/No documentation	22.7%	22.6%	22.5%	22.6%	22.8%
% Non-primary residence	7.5%	7.5%	7.4%	7.4%	7.4%
Refreshed FICO	729	730	728	730	730
Wtd. Avg. LTV/CLTV (1)	72.3%	73.1%	73.3%	74.1%	76.6%

(1) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices; calculation only includes first liens

3Q 2017 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Earnings Per Share Data	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
Net income available to common shareholders	$282	$252	$214	$248	$209	$30	$73
Weighted-average shares outstanding - basic (1)	449,169	457,891	465,961	472,502	482,393	(8,723)	(33,224)
Weighted-average shares outstanding - diluted (1)	451,078	458,819	466,829	474,505	483,575	(7,741)	(32,497)

Issued shares outstanding (period-end)	443,796	452,292	462,193	467,000	475,470	(8,496)	(31,674)

Net income (loss) per share - basic (1)	$0.63	$0.55	$0.46	$0.53	$0.43	$0.07	$0.19

Net income (loss) per share - diluted (1)	$0.63	$0.55	$0.46	$0.52	$0.43	$0.08	$0.19

Adjusted Earnings per Share (“Adjusted EPS”)
Numerator
GAAP net income available to common shareholders	$282	$252	$214	$248	$209	$30	$73
less: Disc Ops, net of tax	(2)	2	(1)	(2)	52	(4)	(54)
add back: Core original issue discount expense (“Core OID expense”)	18	17	16	15	15	1	3
less: Core OID & Repo. (tax rate 35%)	(6)	(6)	(6)	(5)	(5)	(0)	(1)

Core net income available to common shareholders (2)	$292	$265	$224	$256	$271	$27	$21

Denominator
Weighted-Average Shares Outstanding - (Diluted, thousands)	451,078	458,819	466,829	474,505	483,575	(7,741)	(32,497)

Adjusted EPS (3)	$0.65	$0.58	$0.48	$0.54	$0.56	$0.07	$0.09

Memo: Core OID Walk
Original Issue Discount Expense
($ millions)
Core original issue discount expense (4)	$18	$17	$16	$15	$15	$1	$3
Other OID	5	5	5	5	6	0	(1)

GAAP original issue discount expense	$23	$22	$21	$21	$21	$1	$2

Unamortized Original Issue Discount
($ millions)
Core unamortized original issue discount	$(1,197)	$(1,215)	$(1,232)	$(1,249)	$(1,264)	$18	$67
Other unamortized OID	(62)	(67)	(72)	(77)	(83)	5	20

GAAP unamortized original issue discount	$(1,259)	$(1,282)	$(1,304)	$(1,326)	$(1,347)	$23	$88

(1) Includes shares related to share-based compensation that vested but were not yet issued

(2) Core net income available to common is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income available to common adjusts GAAP net income available to common for discontinued operations, Core OID expense, repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items including tax settlements and preferred stock capital actions.

(3) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income available to common is adjusted for the following items: (a) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (b) adds back the tax-effected non-cash expense bond exchange core original issue discount (OID), (c) excludes certain discrete tax items that do not relate to the operating performance of the core businesses, and (e) adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure.

(4) Excludes accelerated OID

3Q 2017 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in billions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16

Numerator
GAAP Common shareholder’s equity	$13.6	$13.5	$13.4	$13.3	$13.6	$0.1	$(0.1)
less: Goodwill and identifiable intangibles, net of DTLs	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	0.0
Tangible common equity	13.3	13.2	13.1	13.0	13.3	0.1	(0.0)
less: Tax-effected bond Core OID (tax rate 35%)	(0.8)	(0.8)	(0.8)	(0.8)	(0.8)	0.0	0.0

Adjusted tangible book value (1)	$12.5	$12.4	$12.3	$12.2	$12.5	$0.1	$(0.0)

Denominator
Issued shares outstanding (period-end, thousands)	443,796	452,292	462,193	467,000	475,470	(8,496)	(31,674)

GAAP Common shareholder’s equity per share	$30.6	$29.8	$28.9	$28.5	$28.7	0.8	1.9
less: Goodwill and identifiable intangibles, net of DTLs per share	(0.6)	(0.6)	(0.6)	(0.6)	(0.6)	(0.0)	(0.0)

Tangible common equity per share	29.9	29.2	28.3	27.9	28.0	0.8	1.9
less: Tax-effected bond Core OID (tax rate 35%) per share	(1.8)	(1.7)	(1.7)	(1.7)	(1.7)	(0.0)	(0.0)

Adjusted tangible book value per share (1)	$28.2	$27.4	$26.6	$26.2	$26.3	$0.8	$1.9

(1) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity available to shareholders even if Core original issue discount (OID) expense were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (a) goodwill and identifiable intangibles, net of DTLs, and (b) tax-effected bond Core OID to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered

3Q 2017 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise

	QUARTERLY TRENDS					CHANGE VS.

Core Return on Tangible Common Equity (“Core ROTCE”)	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
Numerator
GAAP net income available to common shareholders	$282	$252	$214	$248	$209	$30	$73
less: Disc Ops, net of tax	(2)	2	(1)	(2)	52	(4)	(54)
add back: Core original issue discount expense (“OID expense”)	18	17	16	15	15	1	3
less: Core OID Tax (tax rate 35%)	(6)	(6)	(6)	(5)	(5)	(0)	(1)

Core net income available to common shareholders (1)	$292	$265	$224	$256	$271	$27	$21

Denominator (2-period average, $ billions)
GAAP shareholder’s equity	$13.5	$13.4	$13.3	$13.5	$13.6	$0.1	$(0.1)
less: Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	(0.0)

Tangible common equity	$13.2	$13.1	$13.0	$13.2	$13.3	$0.1	$(0.1)
less: Core unamortized original issue discount (“Core OID discount”)	(1.2)	(1.2)	(1.2)	(1.3)	(1.3)	0.0	0.1
less: Net deferred tax asset (“DTA”)	(0.7)	(0.9)	(1.0)	(1.0)	(1.0)	0.1	0.3

Normalized common equity (2)	$11.3	$11.1	$10.8	$10.9	$11.0	$0.2	$0.3
Core ROTCE (3)	10.3%	9.6%	8.2%	9.4%	9.8%

(1) Core net income available to common is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income available to common adjusts GAAP net income available to common for discontinued operations, Core OID expense, repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items including tax settlements and preferred stock capital actions.

(2) Normalized common equity is a non-GAAP measure calculated using 2 period average

(3) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. As of 1Q 2016, Ally’s Core net income available to common for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for any discrete tax items including tax settlements, which aligns with the methodology used calculating adjusted earnings per share.

(a) In the numerator of Core ROTCE, GAAP net income available to common is adjusted for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items and preferred stock capital actions.

(b) In the denominator, GAAP shareholder’s equity is adjusted for preferred equity and goodwill and identifiable intangibles net of DTL, unamortized Core OID, and net DTA.

3Q 2017 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Adjusted Efficiency Ratio Calculation	3Q 17	2Q 17	1Q 17	4Q 16	3Q 16	2Q 17	3Q 16
Numerator
Total noninterest expense	$753	$810	$778	$721	$735	$(57)	$18
less: Rep and warrant expense	(0)	(0)	(0)	(0)	(2)	—	1
less: Insurance expense	218	280	239	207	222	(62)	(4)

Adjusted noninterest expense	$535	$530	$539	$514	$515	$5	$20

Denominator
Total net revenue	$1,462	$1,455	$1,375	$1,368	$1,384	$7	$78
add: Core original issue discount expense	18	17	16	15	15	1	3
less: Insurance revenue	287	259	279	276	278	28	9

Adjusted net revenue	$1,193	$1,213	$1,112	$1,107	$1,121	$(20)	$72
Adjusted Efficiency Ratio (1)	44.9%	43.7%	48.5%	46.4%	45.9%

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense, repositioning items primarily related to strategic activities and rep and warrant expense. In the denominator, total net revenue is adjusted for Insurance segment revenue, repositioning items primarily related to the extinguishment of high-cost legacy debt and Core original issue discount (OID). See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

3Q 2017 Preliminary Results	24